INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
INTANGIBLE ASSETS
INTANGIBLE ASSETS

8. INTANGIBLE ASSETS

        The gross carrying amount and accumulated amortization of intangible assets were as follows (dollars in millions):

	December 31, 2012			December 31, 2011
	Carrying Amount	Accumulated Amortization	Net	Carrying Amount	Accumulated Amortization	Net
Patents, trademarks and technology	$355	$318	$37	$363	$307	$56
Licenses and other agreements	41	16	25	39	14	25
Non-compete agreements	2	2	—	2	2	—
Other intangibles	68	60	8	48	36	12

Total	$466	$396	$70	$452	$359	$93

        Amortization expense was $23 million, $30 million and $30 million for the years ended December 31, 2012, 2011 and 2010, respectively.

        Our estimated future amortization expense for intangible assets over the next five years is as follows (dollars in millions):

Year ending December 31
2013	$21
2014	13
2015	5
2016	5
2017	4